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                                                                   EXHIBIT 10.34

                                 AMENDMENT TO

                    PHARMACY SERVICES CONSULTANT AGREEMENT


     AGREEMENT made and entered into as of the 19th day of September 1997 by and between Vitalink Pharmacy Services, Inc. ("Vitalink") and ManorCare Health Services, Inc. ("MCHS").

     WHEREAS, Vitalink and MCHS have previously entered into that certain Pharmacy Services Consulting Agreement dated May 31, 1991 (the "Agreement"); and

     WHEREAS, Vitalink and MCHS desire to amend the Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein, and other good and sufficient consideration, receipt of which is acknowledged, the parties agree as follows:

     1. The Agreement is amended throughout, as of May 31, 1998, to change any reference to "long term care" to "skilled nursing" so as to make the provisions of the Agreement applicable only to MCHS skilled nursing beds.

     2. Except as specifically provided herein, the Agreement remains in full force and effect.

     IN WITNESS WHEREOF, the parties enter into this Agreement on the date first above written.

                                        VITALINK PHARMACY SERVICES, INC.



ATTEST: /s/ Robert W. Horner, III       By: /s/ Donna L. DeNardo
        --------------------------          ----------------------------
            Secretary
                                        Title: President
                                              --------------------------

                                        MANORCARE HEALTH SERVICES, INC.



ATTEST: /s/ K. Peter Kemezys            By: /s/ James H. Rempe
        --------------------------          ----------------------------
           Assistant Secretary
                                        Title: Senior V.P.
                                              --------------------------